UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     January 29, 2004

CORN PRODUCTS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749

(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
Earnings Press Release
Fourth Quarter 2003 Earnings Presentation Slides

Item 12. Results of Operations and Financial Condition.

Exhibit 99.1	Earnings Press Release dated January 29, 2004 disclosing information regarding the Registrant’s results of operations and financial condition for the completed quarterly and annual fiscal periods ended December 31, 2003

Exhibit 99.2	Slides utilized in the Registrant’s Fourth Quarter 2003 Earnings Presentation dated January 29, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.

Date: February 9, 2004	By:	/s/ James W. Ripley
James W. Ripley
Vice President and Chief Financial Officer